EXHIBIT 99.1

AMENDMENT NO. 3 TO THE

RIGHTS AGREEMENT OF BNS CO.

This Amendment No. 3, dated October 6, 2003, amends the Rights Agreement, dated as of February 13, 1998 (the “Rights Agreement”), as amended, between BNS Co., a Delaware corporation (formerly known as Brown & Sharpe Manufacturing Company) (the “Company”), and EquiServe Trust Company, N.A. (formerly BankBoston, N.A.), as Rights Agent. Terms defined in the Rights Agreement and not otherwise defined herein are used herein as so defined.

W  I  T  N  E  S  S  E  T  H:

WHEREAS, on February 13, 1998, the Board authorized the issuance of Rights to purchase, on the terms and subject to the provisions of the Rights Agreement, shares of the Company’s Series B Participating Preferred Stock;

WHEREAS, on February 13, 1998, the Board authorized and declared a dividend distribution of one Right for every share of Class A Common Stock of the Company outstanding and one Right for every share of Class B Common Stock outstanding in each case on the Dividend Record Date and authorized the issuance of one Right (subject to certain adjustments) for each share of Class A Common Stock of the Company issued between the Dividend Record Date and the Distribution Date and one Right for each share of Class B Common Stock issued between the Dividend Record Date and the Distribution Date;

WHEREAS, Section 27 of the Rights Agreement provides that prior to the Distribution Agreement, upon the vote of a majority of the Board, the Board may from time to time supplement or amend the Rights Agreement without the approval of any holders of the Rights;

WHEREAS, the Distribution Date has not occurred; and

WHEREAS, the Board has approved an amendment of certain provisions of the Rights Agreement (as set forth below), the purpose of which amendment is to assist in preventing possible limitations on the Company’s use of its existing net operating loss carryforwards for federal income tax purposes;

NOW, THEREFORE, the Rights Agreement is hereby amended as follows:

1.    Section 1(a) of the Rights Agreement is hereby amended in its entirety to read as follows:

(a)

(i) “Acquiring Person” shall mean (a) any Person (other than an Existing Person) who or which, together with all Affiliates of such Person, shall be the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding, (b) any Existing Person who or which, together with all Affiliates of such Existing Person, shall be the Beneficial Owner of 20% or more of the shares of Common Stock then outstanding, or (c) any Person who or which, together with all Affiliates of such Person, is, as of March 9, 1998, an Acquiring Person (as such term is defined in the Rights Agreement dated as of March 9, 1988 between the Company and The First National Bank of Boston, as Rights Agent (the “1988 Rights Agreement”), which definition is hereby incorporated by reference, irrespective of the termination of said 1988 Rights Agreement) under the terms of the 1988 Rights Agreement.

(ii)	The term “Acquiring Person” shall not include: (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company or of any Subsidiary of the Company, (iv) any Person organized, appointed, or established by the Company or a Subsidiary of the Company pursuant to the terms of any plan described in clause (iii) above, (v) any Exempt Person or (vi) any such Person who (A) has reported or is required to report such ownership on Schedule 13G under the Exchange Act (or any comparable or successor report) or on Schedule 13D under the Exchange Act (or any comparable or successor report) which Schedule 13D does not state any intention to or reserve the right to control or influence the management or policies of the Company or engage in any of the actions specified in Item 4 of such Schedule (other than the disposition of the Common Stock), (B) within 10 Business Days of being requested by the Company to advise it regarding the same, certifies to the Company that such Person acquired shares of Common Stock in excess of 4.98% (or 19.99% in the case of an Existing Person) inadvertently or without knowledge of the terms of the Rights and who, together with all of such Person’s Affiliates, thereafter does not acquire additional shares of Common Stock while the Beneficial Owner of 4.99% (or 20% in the case of an Existing Person) or more of the shares of Common Stock then outstanding, provided, however, that if the Person requested to so certify fails to do so within 10 Business Days, then such Person shall become an Acquiring Person immediately after such 10 Business Day period, and (C) if requested to do so by the Company, within a specified number of Business Days (to be specified by the Company, but in no case fewer than 10 Business Days) following such request from the Company to such Person, reduces its Beneficial Ownership of Common Stock to below 4.99% (or 20% in the case of an Existing Person) of the Common Stock then outstanding, provided, however, that if the Person requested to so reduce its Beneficial Ownership fails to do so within such specified number of Business Days, then such Person shall become an Acquiring Person immediately after such specified number of Business Days.

2.    Section 1(a)(a) of the Rights Agreement is hereby amended in its entirety to read as follows:

(a)(a)	“Offer Commencement Date” shall mean the date of the commencement by any Person, other than (i) the Company, (ii) a Subsidiary of the

Company, (iii) any employee benefit plan of the Company or of any Subsidiary of the Company or (iv) any Person organized, appointed, or established by the Company or such Subsidiary pursuant to the terms of any such plan, of a tender or exchange offer (including when such offer is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act) if upon consummation thereof the Person and Affiliates thereof would be the Beneficial Owner of 4.99% (or 20% in the case of an Existing Person) or more of the then outstanding shares of Common Stock (including any such date which is after the date of this Agreement and prior to the issuance of the Rights on the Dividend Record Date or thereafter).

3.    Section 1 is hereby amended to add the following clauses following clause (oo):

(pp)	“Exempt Person” shall mean any Existing Person who was the Beneficial Owner of 20% or more of shares of Common Stock outstanding as of the Close of Business on the date of this Amendment provided that such Existing Person shall immediately cease to be an Exempt Person if such Existing Person makes an acquisition which increases the number of shares of Common Stock Beneficially Owned by such Existing Person after the date hereof and as the result of such acquisition, such Existing Person Beneficially Owns more shares of Common Stock than as of the Close of Business on the date hereof.

(qq)	“Existing Person” shall mean any Person who or which, together with all Affiliates of such Person, was the Beneficial Owner of 4.99% or more of shares of Common Stock outstanding as of the Close of Business on the date of this Amendment and any Successive Transferee of such Existing Person.

(rr)	“Successive Transferee” shall mean any Person, who or which together with all Affiliates of such Person, acquires Beneficial Ownership (whether by sale, transfer, gift, or otherwise) of shares of Common Stock representing 4.99% of then outstanding shares of Common Stock from an Existing Person or a Successive Transferee provided that within 10 Business Days after acquiring such Beneficial Ownership, the Successive Transferee provides written notice to the Secretary of the Company at the Company’s principal executive office (at the address indicated in the Company’s most recent filing with the Securities & Exchange Commission) by registered first class mail, postage prepaid, specifying the number of shares of Common Stock such Successive Transferee acquired Beneficial Ownership of and indicating from which Existing Person such Successive Transferee acquired such shares of Common Stock. The failure to provide such notice shall disqualify any Person who would otherwise qualify as a Successive Transferee from being a Successive Transferee.

4. Exhibit B to the Rights Agreement is hereby amended to the effect necessary to give effect to this Amendment.

5. Exhibit C to the Rights Agreement is hereby amended to the effect necessary to give effect to this Amendment.

6. This Amendment No. 3 may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

7. Except as modified by this Amendment No. 3, the Rights Agreement, as previously amended by Amendment No. 1 and Amendment No. 2, shall remain in full force and effect in all respects.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to the Rights Agreement to be duly executed as of the day and year first above written.

BNS CO.

By:	/s/ MICHAEL WARREN
Name: Michael Warren Title: President and Chief Executive Officer

Attest:

By:

EQUISERVE TRUST COMPANY, N.A.

By:
Name: Title:

Attest:

By: